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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2002


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)


          OREGON                         1-13159                 47-0255140
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)


              ENRON BUILDING
            1400 SMITH STREET
              HOUSTON, TEXAS                                       77002
  (Address of principal executive offices)                       (Zip Code)



       Registrants' telephone number, including area code: (713) 853-6161



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         ITEM 5.  OTHER EVENTS.

         On June 17, 2002, pursuant to 11 U.S.C. Section 521 and Rule 1007 of the Federal Rules of Bankruptcy Procedure, Enron Corp. (the "Company") and certain of its debtor-in-possession subsidiaries (collectively, the "Debtors") each filed its Schedules of Assets, Liabilities, and Executory Contracts and Statement of Financial Affairs (collectively, the "Bankruptcy Schedules") with the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Bankruptcy Schedules contain unaudited summary financial information relating to each Debtor's assets and liabilities in the form proscribed by the United States Bankruptcy Code and the rules and regulations thereunder. The Bankruptcy Schedules are available without charge on the web site maintained at the direction of the Court at www.elaw4enron.com.

         The information contained in the Bankruptcy Schedules have been prepared in accordance with applicable law under the United States Bankruptcy Code and is not to be used for investment purposes. While management of the Debtors has made every reasonable effort to ensure that the Bankruptcy Schedules are accurate and complete, based on the information that was available to them at the time of preparation, the subsequent receipt of information may result in material changes to the financial data and other information contained in such Bankruptcy Schedules, and inadvertent errors or omissions may exist. There can be no assurance that the Bankruptcy Schedules are complete. The Debtors may amend or otherwise change the information contained in the Bankruptcy Schedules at a future date.

         As explained in a November 8, 2001 Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC"), the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. As explained in a February 12, 2002 Form 8-K filed by the Company with the SEC, the Company believes the existing equity of the Company has and will have no value and that any plan under chapter 11 of title 11 of the United States Code confirmed by the Bankruptcy Court will not provide the Company's existing equity with any recovery.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ENRON CORP.



Date:  June 18, 2002                   By: /s/ STEPHEN F. COOPER
                                         --------------------------------------
                                       Name:   Stephen F. Cooper
                                       Title:  Acting Chief Executive Officer,
                                               Acting President and Chief
                                               Restructuring Officer





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